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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 27, 1997

                              Medaphis Corporation
             (Exact name of registrant as specified in its charter)

             DELAWARE                              000-19480                                  58-1651222
(State or other jurisdiction of incorporation) (Commission File Number)               (IRS Employer Identification Number)


                             2700 CUMBERLAND PARKWAY
                                    SUITE 300
                            ATLANTA, GEORGIA   30339
               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (770) 444-5300

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                         Exhibit Index Located on Page: 5
                           Total Number of Pages: 6

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         The Registrant has requested that Deloitte & Touche furnish it with a letter to the Securities and Exchange Commission stating whether or not Deloitte & Touche agrees with the statements in Item 4 of the Registrant's Form 8-K, dated June 27, 1997 and filed July 7, 1997. A copy of such letter, dated July 9, 1997, is filed as Exhibit 16 to this Form 8-K/A.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  16     Letter from Deloitte & Touche

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    July 10, 1997

                                       MEDAPHIS CORPORATION


                                       By:/s/ Jerome H. Baglien
                                          ---------------------------------
                                          Jerome H. Baglien
                                          Senior Vice President,
                                          Chief Financial Officer and
                                          Assistant Secretary

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                                      INDEX

  EX-16       Letter from Deloitte & Touche LLP


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